AXS Chesapeake Strategy Fund

Class A Shares: ECHAX

Class C Shares: ECHCX

Class I Shares: EQCHX

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated January 7, 2022, to the

Summary Prospectus dated February 12, 2021.

Effective immediately, Mark Lacuesta no longer serves as portfolio manager to the AXS Chesapeake Strategy Fund (the “Fund”). Accordingly, all references in the Summary Prospectus to Mr. Lacuesta are hereby deleted in their entirety. Jerry Parker and Michael L. Ivie will continue to serve as portfolio managers to the Fund.

Please file this Supplement with your records.